SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

BLUE COAT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following information was presented to employees of Blue Coat Systems, Inc. on December 19, 2011:

Corporate All Hands Meeting Corporate All Hands Meeting Corporate All Hands Meeting Dec. 19, 2011 Dec. 19, 2011 Blue Coat Confidential – Internal Use Only

2
Important Information for Blue Coat
Shareholders
Important Information for Blue Coat
Important Information for Blue Coat
Shareholders
Shareholders
Information Regarding the Solicitation of Proxies
Information Regarding the Solicitation of Proxies
In connection with the proposed transaction, Blue Coat will file a proxy statement and relevant documents concerning the proposed transaction with the SEC relating to the solicitation of proxies to vote at a special meeting of stockholders to be called to approve the proposed transaction. The definitive proxy statement will be mailed to the stockholders of the company in advance of the special meeting. Shareholders of Blue Coat are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about Blue Coat and the proposed transaction. Shareholders may obtain a free copy of the proxy statement and any other relevant documents filed by Blue Coat with the
SEC (when available) at the SEC's Web site at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Blue Coat by contacting Blue Coat
Investor Relations by e-mail at jane.underwood@bluecoat.com or by phone at 408-541-3015.
Blue Coat and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from Blue Coat shareholders in respect of the proposed transaction.
Information about the directors and executive officers of Blue Coat and their respective interests in Blue Coat by security holdings or otherwise is set forth in its proxy statements and Annual
Reports on Form 10-K, previously filed with the SEC. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the acquisition when it becomes available. Each of these documents is, or will be, available for free at the SEC's
Web site at www.sec.gov
and at the Blue Coat Investor Relations Web site at:
www.bluecoat.com/company/corporate-investor.
© Blue Coat Systems, Inc. 2011. Blue Coat Confidential – Internal Use Only

Introduction to Thoma
Bravo
Introduction to Thoma
Introduction to Thoma
Bravo
Bravo
Greg Clark, President & CEO
Greg Clark, President & CEO
Seth Boro, Partner, Thoma Bravo
Seth Boro, Partner, Thoma Bravo
Blue Coat Confidential – Internal Use Only

CONFIDENTIAL
About Thoma Bravo
About Thoma Bravo
Founded in 1980 (among the oldest private equity firms in the world)
$2.5 billion of equity capital under management
Latest fund: Thoma Bravo Fund IX, raised in April 2009
Strong and consistent track record: 30-year aggregate IRR of 35.6% &
Technology IRR of 72.2%
Recognized as the leading, most active technology private equity investor
60 technology acquisitions since 2002 representing $5.5+ billion in value
Completed more security and infrastructure technology transactions than any other private equity investor
•
Security: Tripwire, SonicWALL, Entrust, LANDesk and Novell
•
Infrastructure: Attachmate, Vision, Embarcadero, Hyland, Flexera

CONFIDENTIAL
Thoma Bravo Technology Portfolio
Thoma Bravo Technology Portfolio
The Thoma Bravo technology team has:
Led or co-led 19 tech buyouts with aggregate enterprise value of over $3.8 billion
Closed 46 add-ons with aggregate enterprise value of $2.7 billion
Constructed a portfolio of technology businesses which:
• Has revenue and EBITDA in excess of $3.6 billion and $1.1 billion, respectively
• Serves more than 300,000 customers
• Employs approximately 14,000 people
Created leaders in fourteen technology markets:
Thoma Bravo is the most active private equity technology investor
• Enterprise Content Management
• Software Entitlement Mgmt & Installation
• Property Tax and Appraisal Software
• Retail & Consumer Goods
• Fleet Routing & Scheduling
• Distribution
• High Availability
• Higher Education
• K-12 Education
• Manufacturing
• Network Security
• Authentication & Identity Mgmt
• Security Information & Event Mgmt
• Desktop & Systems Management
• Cross Platform Data Management

CONFIDENTIAL
Investment Criteria and Blue Coat
Investment Criteria and Blue Coat
Thoma Bravo analyzes 100+ deals per year, and generally makes 2 - 3 new investments
Blue Coat represents the largest and most important investment in our firm’s history
Blue Coat is a perfect fit for our criteria and approach
Market leading franchise in Web Security and Network Acceleration
Experienced management team, and highly talented employee base
Strong industry fundamentals Core markets projected to grow between 10% - 20%
Marquee customer base offering significant opportunity for further penetration
Industry leading technology      Gartner magic quadrant leader in all of its markets
Tremendous platform for consolidation in fragmented markets
Tremendous growth opportunity through market and product expansion
Management and investor goals are 100% aligned
Highly achievable plan to double the size of the business

THOMA BRAVO

tripwire				
SONICWALL				
LANDesk SOFTWARE				
Entrust				
Vision SOLUTIONS Double-Take				
FLEXERA SOFTWARE				
HYLAND SOFTWARE				
embarcadero				
attachmate

CONFIDENTIAL
Infrastructure Portfolio
Infrastructure Portfolio
Leadership Footprint M&A Transaction Type
#1 provider of file integrity monitoring
and change audit solutions
Over  6,000 customers;
50% of the Fortune 500
New investment MBO
#1 provider of network security
solutions to SMB
Over 12,000 resellers;
over 1MM customers
New investment Take private
#1 provider of endpoint systems
management and IT service desk
solutions
330 channel partners
and 3,500 customers
New Investment Divisional spinout
#1 provider of authentication and
identity management solutions
Over 2,000 customers
including 9 of the top 10
e-governments
2 deals in review, but
none completed to
date
Take private
#1 provider of high availability
software
Over 5,000 customers 1 large merger; 2
follow-on acquisitions
Take private
#1 provider of software entitlement
management and installation
solutions
~60,000 customers and
500mm desktops
3 follow-on
acquisitions
Divisional spinout
#1 provider of SMB content
management software
6,400 customers; strong
franchise in healthcare
4 follow-on
acquisitions
Recapitalization
#1 provider of cross platform
database management tools
22,000 customers; 97 of
the Fortune 100
2 follow-on
acquisitions
Take private
#1 provider of host access and
systems management software
Over 40,000 customers
on over 16mm desktops
3 large mergers; 1
follow-on acquisition
Recapitalization

THOMA BRAVO

Prophet21				
DATATEL				
Consona				
ACTIVANT				
JDA				
MANATRON The power to manage well.				
PLATO LEARNING				
ROADNET

CONFIDENTIAL
Applications Portfolio
Applications Portfolio
Leadership Footprint M&A Transaction Type
#1 software provider to the
distribution industry
3,400 customers; 95,000
users; over $55bn in
transactions / yr
7 follow-on acquisitions Take private
#1 software solution provider
to higher education
Over 660 clients and
nearly 4 million students
served
Zero MBO
#1 software provider to SMB
manufacturing industry
4,000 customers serving
over 30 manufacturing
verticals
9 follow-on acquisitions Management-backed
consolidation
#1 software solutions provider
in 4 core verticals
15,000 customers
representing 32,000
locations
2 follow-on acquisitions Management-backed
consolidation
#1 software vendor to retail
and consumer goods verticals
Over 5,500 customers;
installments in over 60% of
top 100 retailers
1 large merger with
Manugistics
PIPE
#1 provider of property tax
and appraisal software
1,400 customers
representing 28mm parcels
of land
6 follow-on acquisitions;
strong acquisition pipeline
Take private
#1 provider of instructional
technology solutions to K-12
education
2,362 customers, nearly 2
million students on flagship
on-line product
1 follow-on acquisition Take private
#1 provider of fleet routing
and scheduling software
900 customers
representing 3,300
locations
New investment Divisional spinout

THOMA BRAVO

[redacted]	SONICWALL
[redacted]	Entrust LANDesk SOFTWARE
[redacted]	Blue Coat
[redacted]	SONICWALL
[redacted]	NetIQ Entrust Novell
[redacted]	SONICWALL
[redacted]	tripwire

CONFIDENTIAL
Thoma Bravo Security Ecosystem
Thoma Bravo Security Ecosystem
SIEM
IPS
Firewall / VPN
Endpoint
Protection
Secure Web
Gateway
Email
User Provisioning /
Identify Mgmt
Market Size ($mm) 5-YR CAGR %
Representative
TB Investments
$6,383
$3,029
$1,862
$1,799
$1,091
$1,498
$987
10%
4%
14%
10%
9%
12%
12%
Total $16,649 10%
Source: Market data per Gartner and Lazard research.
Over the past 3 years Thoma Bravo has built a security portfolio that generates annual revenues of $1.1BN

THOMA BRAVO

SONICWALL

Entrust

tripwire

LANDesk

ACTIVANT

HYLAND SOFTWARE

MANATRON
The power to manage well.

attachmate

Vision SOLUTIONS

EMBARCADERO TECHNOLOGIES

FLEXERA SOFTWARE

SIRIUS

PLATO LEARNING

roadnet technologies

CONFIDENTIAL
`
Portfolio Company Results
Note: Does not include all companies in the current portfolio.
($MM)
Company
EBITDA
at Close
Add-On Acquisitions / EBITDA Growth
Current
EBITDA
$42.4 $27.6 $70.0
$13.2 $16.8 $30.0
$8.2 $16.8 $25.0
$26.0 $14.0 $40.0
$93.0 $21.3 $114.3
$20.8 $42.2 $63.0
$5.6 $17.5 $23.1
$20.0 $386.0 $406.0
$8.5 $63.5 $72.0
$15.0 $8.5 $23.5
$30.0 $30.0 $60.0
$43.1 $29.9 $73.0
$12.6 $6.7 $19.3
$9.3 $1.7 $11.0
Total $347.7 $682.5 $1,030.2

CONFIDENTIAL
SonicWALL Case Study
SonicWALL Case Study
Back existing management to consolidate the Unified Threat Management network security market, improve operations and bolster organic growth
EBITDA Margin: 20% before investment 27% through operating efficiencies
Dramatically improved the company’s subscription services attach and renewal rates
Leading independent provider of UTM network security with market leading SME position and a successful initial launch into the enterprise next generation firewall market
Thesis
Operational
Improvement
Results
$218.0
$260.0
$160.0
$200.0
$240.0
$280.0
Pre-Investment 2011E
$45.0
$70.0
$0.0
$20.0
$40.0
$60.0
$80.0
Pre-Investment 2011E
Revenue
EBITDA

CONFIDENTIAL
Flexera Software Case Study
Flexera Software Case Study
Back existing management to build a standalone company and consolidate Flexera’s market
Organic growth from 0% to 24%; EBITDA margin expansion to 36% in 2011E
4 total: 2 substantial, highly strategic acquisitions to round out product portfolio and add
$20mm in EBITDA
4.6x capital invested, 71% gross IRR, through a sale to a financial buyer
Thesis
Operational
Improvement
Acquisitions
Results
Revenue EBITDA
$112.9
$166.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
Pre-Investment 2011E
$32.2
$60.3
$0.0
$20.0
$40.0
$60.0
$80.0
Pre-Investment 2011E

CONFIDENTIAL
Hyland Software Case Study
Hyland Software Case Study
Back existing management to consolidate the enterprise content management software market, grow the direct business, and improve operating metrics
EBITDA margin: 23% pre investment 33% for 2011E
5 acquisitions: $45MM revenue, $15MM PF EBITDA, $50MM Purchase Price, 3x Pro Forma,
all funded with balance sheet cash and/or debt
Leading independent provider of ECM software, 2010 license bookings growth of 38%
Thesis
Operational
Improvement
Acquisitions
Results
Revenue EBITDA
$89.0
$205.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
Pre-Investment 2011E
$21.0
$63.0
$0.0
$25.0
$50.0
$75.0
Pre-Investment 2011E

CONFIDENTIAL
Vision Solutions Case Study
Vision Solutions Case Study
Back existing management to consolidate the High Availability software market, and significantly improve operations
EBITDA Margin: <10% before investment                        40% in 2011E
3 substantial: $130MM revenue, $50MM PF EBITDA, $260MM Purchase Price, 5x Pro Forma,
all funded with cash and/or debt
Leading independent provider of HA across all computing platforms
Thesis
Operational
Improvement
Acquisitions
Results
Revenue EBITDA
Note: Fiscal year ending October 31.
$36.2
$175.0
$0.0
$50.0
$100.0
$150.0
$200.0
Pre-Investment 2011E
$3.0
$72.0
$0.0
$20.0
$40.0
$60.0
$80.0
Pre-Investment 2011E

Blue Coat Confidential – Internal Use Only

Important Information

Blue Coat Systems, Inc. (the “Company”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement regarding the proposed acquisition of the Company by controlled affiliates of Thoma Bravo, LLC (“Thoma Bravo”). Investors and security holders are urged to read the proxy statement relating to such acquisition and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.bluecoat.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Blue Coat Systems, Inc., Attn: Investor Relations, 420 North Mary Avenue, Sunnyvale, CA 94085, telephone: (408) 220-2200.

Certain Information Regarding Participants

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed acquisition of the Company by Thoma Bravo. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which was filed with the SEC on June 8, 2011, and its definitive proxy statement for the 2011 Annual Meeting of Stockholders, which was filed with the SEC on August 29, 2011. To the extent holdings of Company securities have changed since the amounts printed in the definitive proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 or Initial Statements of Beneficial Ownership on Form 3 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed acquisition of the Company by Thoma Bravo when it is filed by the Company with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.bluecoat.com.

Forward-looking Statements

Any statements in this document not relating to historical matters are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to the Company’s future plans, objectives, expectations, intentions and financial performance and the assumptions that underlie these statements. These forward-looking statements include, but are not limited to, statements concerning the following: plans to develop and offer new products and services and enter new markets; expectations with respect to future market growth opportunities; changes in and expectations with respect to revenues, gross margins and income tax provisions; future operating expense levels and operating margins; the impact of quarterly fluctuations of revenue and operating results; the success of the Company’s business strategy and changes in the Company’s business model, management, organizational structure and operations; the impact of macroeconomic conditions on the Company’s business; the adequacy of the Company’s capital resources to fund operations and growth; investments or potential investments in acquired businesses and technologies, as well as internally developed technologies; the effectiveness of the Company’s sales force, distribution channel, and marketing activities; the impact of recent changes in accounting standards; the parties’ ability to consummate the proposed acquisition of the Company by Thoma Bravo; and assumptions underlying any of the foregoing. In some cases, forward-looking statements are identified by the use of terminology such as “anticipate,” “expect,” “intend,” “plan,” “predict,” “believe,” “estimate,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or negatives or derivatives of the foregoing, or other comparable terminology. The forward-looking statements contained in this document involve known and unknown risks, uncertainties and other factors that may cause industry and market trends, or the Company’s actual results, level of activity, performance or achievements, to be materially different from any future trends, results, level of activity, performance or achievements expressed or implied by these statements. For a detailed discussion of these risks, readers are referred to the Company’s filings with the SEC, including but not limited to, the information included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which outlines certain important risks regarding the Company’s forward-looking statements, as well as information included in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to revise or update forward-looking statements to reflect new information or events or circumstances occurring after the date of this release, except as may be required by applicable law.